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                        PAINEWEBBER RETIREMENT MONEY FUND

                                                               February 12, 1998

Dear Investor,

     This is a supplement to the Prospectus dated August 29, 1997 for PaineWebber Retirement Money Fund ("Fund"). The purpose of this supplement is to notify prospective investors that the Fund's board of directors has authorized an increase, effective February 12, 1998, in the Fund's 12b-1 service fee from an annual rate of 0.08% to an annual rate of 0.125% and of the effect of that increase on its expenses.

     The following replaces the information on Prospectus page 3 under the "Annual Fund Operating Expenses" caption and under "Example of Effect of Fund Expenses":

                         ANNUAL FUND OPERATING EXPENSES*
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

         Management fees....................................     0.41%
         12b-1 fees.........................................     0.13%
         Other expenses.....................................     0.26%
                                                                 -----
         Total operating expenses...........................     0.80%
                                                                 =====

* See "Management" for additional information. The fees and expenses shown are those actually incurred for the Fund's most recent fiscal year ended June 30, 1997, except that the 12b-1 fees were increased, effective February 12, 1998, to 0.125% (rounded to 0.13% for the Table above) from the 0.08% that was in effect until that date.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

     An investor would pay directly or indirectly the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return.

       One Year      Three Years         Five Years         Ten Years
       --------      -----------         ----------         ---------
       $    8           $  26               $  44              $  99



     This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the Fund's projected or actual performance.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses



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of the Fund will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

     In addition, the first paragraph under "Management - Distribution Arrangements" on Prospectus page 12, is replaced with the following:

     DISTRIBUTION ARRANGEMENTS. PaineWebber is the distributor of Fund shares. Under a plan of distribution ("Plan"), the Fund is authorized to pay PaineWebber a 12b-1 service fee at the annual rate of up to 0.15% of the Fund's average daily net assets. The Fund currently pays PaineWebber a 12b-1 service fee at the annual rate of 0.125% of its average daily net assets. Prior to February 12, 1998, the Fund paid 12b-1 service fees to PaineWebber at the annual rate of 0.08% of its average daily net assets. Any increase in this annual rate requires prior approval by the Corporation's board of directors.